Exhibit 99(a)


                                      99(a)
                 Analyst package distributed on October 19, 2000

                                                             Three months ended                            Nine months ended
                                                                September 30,                                 September 30,
                                                     -----------------------------------          ----------------------------------
                                                                                Percent                                     Percent
                                                    2000          1999          change             2000         1999         change
                                                   ------        ------       -----------          -----       ------     ----------
Per Common Share Data
---------------------
Net income:
  Basic                                            $0.30         $0.39        -23.08%              $1.01        $0.82         23.17%
  Diluted                                          0.29          0.37        -21.62%               0.97         0.77         25.97%
Cash dividends declared                             0.06          0.04         50.00%               0.15         0.12         25.00%
Book value                                          8.37          7.18         16.57%               8.37         7.18         16.57%
Tangible book value                                 7.44          6.32         17.72%               7.44         6.32         17.72%
Average shares outstanding:
  Basic                                        5,801,653      5,905,692        -1.76%          5,814,405    5,753,309          1.06%
  Diluted                                     6,018,424      6,148,394        -2.11%          6,027,094    6,105,728         -1.29%

Financial Ratios
----------------
Return on average shareholders' equity             14.33%         20.73%       -30.90%             16.48%       14.80%        11.33%
Return on average total assets                      0.83%          1.31%       -36.49%              0.97%        0.94%         2.67%
Average yield on earning assets                     8.83%          8.23%         7.29%              8.69%        8.21%         5.85%
Average rate on interest bearing liabilities        5.31%          4.60%        15.43%              5.11%        4.59%        11.33%
Net interest spread                                 3.52%          3.63%        -3.03%              3.58%        3.62%        -1.10%
Net interest margin (FTE)                           4.18%          4.24%        -1.42%              4.24%        4.22%         0.47%
Efficiency ratio                                   69.86%         69.03%         1.20%             70.33%       64.97%         8.25%
Risk-based capital - Tier 1                         9.23%          9.10%         1.43%              9.23%        9.10%         1.43%
                   - Total capital                 10.32%         10.15%         1.67%             10.32%       10.15%         1.67%
Tier 1 leverage ratio                               6.42%          6.44%        -0.31%              6.42%        6.44%        -0.31%
Average shareholders' equity/average total assets   5.79%          6.30%        -8.12%              5.86%        6.37%        -8.04%

Asset Quality (dollars in thousands)
-------------------------------------
Allowance for loan losses                         $6,513         $5,184         25.64%            $6,513       $5,184         25.64%
Allowance for loan losses/Loans                     1.16%          1.11%         4.50%              1.16%        1.11%         4.50%
Net charge-offs(recoveries)                         $531           $458         15.94%            $2,164       $1,629         32.84%
Net charge-offs/Average loans (annualized)          0.39%          0.39%        -0.26%              0.54%        0.49%        11.19%
Nonperforming assets                              $7,884         $3,760        109.68%            $7,884       $3,760        109.68%
Nonperforming assets/Total loans plus OREO          1.41%          0.81%        74.07%              1.41%        0.81%        74.07%
Nonperforming assets/Total assets                   0.90%          0.53%        69.81%              0.90%        0.53%        69.81%
Allowance for loan losses/Nonperforming loans     149.79%        137.87%         8.65%            149.79%      137.87%         8.65%

Average Balances (in thousands)
-------------------------------
Loans and leases(gross of reserves)             $539,727       $463,056         16.56%          $532,904     $446,458         19.36%
Earning assets                                   777,115        637,235         21.95%           752,626      624,540         20.51%
Total assets                                     840,487        685,773         22.56%           812,830      667,747         21.73%
Deposits                                         567,608        460,227         23.33%           547,161      427,595         27.96%
Interest bearing liabilities                     680,493        552,507         23.16%           656,707      542,048         21.15%
Shareholders' equity                              48,649         43,190         12.64%            47,614       42,540         11.93%

Period End Balances (in thousands)
----------------------------------
Loans and leases(gross of reserves)             $562,143       $466,785         20.43%          $562,143     $466,785         20.43%
Total assets                                     878,294        705,294         24.53%           878,294      705,294         24.53%
Deposits                                         589,645        491,556         19.95%           589,645      491,556         19.95%
Total liabilities                                809,746        646,543         25.24%           809,746      646,543         25.24%
Shareholders' equity                              48,323         44,305          9.07%            48,323       44,305          9.07%


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
                                            Three months ended   Three months ended     Three months ended      Nine months ended
                                               September 30,           June 30,              March 31,             September 30,
                                          --------------------- --------------------   --------------------   ---------------------
                                                       Percent               Percent               Percent                  Percent
                                           2000  1999   change   2000  1999   change   2000  1999  change     2000    1999   change
                                          --------------------  --------------------  ---------------------   ----------------------
Tax Equivalent Income Statement
($ in thousands, except per share data)
Net interest income(FTE)                 $8,165 $6,810    20%  $8,018 $6,647   21%   $7,684  $6,260   23%   $23,867  $19,717    21%
FTE adjustment                              (86)   (48)   79%     (87)   (48)  81%      (88)    (45)  96%      (261)    (141)   85%
                                         --------------------  -------------------   --------------------   ------------------------
Net interest income                       8,079  6,762    19%   7,931  6,599   20%    7,596   6,215   22%    23,606   19,576    21%
Provision for losses on loans               517    658   -21%   1,175  1,216   -3%    1,058     449  136%     2,750    2,323    18%

Non-Interest Income:
  Service charges on deposits               493    572   -14%     687    521   32%      542     420   29%     1,722    1,513    14%
  Lease financing fees                      372    256    45%     374    401   -7%      290     268    8%     1,036      925    12%
  Mutual fund, annuity and insurance
        commissions                       1,056    713    48%     960    574   67%      879     480   83%     2,895    1,767    64%
  Loan brokerage and advisory fees          591    522    13%     541    652  -17%      521     523    0%     1,653    1,697    -3%
  Gain(loss) from sale of securities        373    (66) -665%       2      4  -50%     (112)   (160) -30%       263     (222) -218%
  Client warrant income (loss)             (103) 2,775  -104%     985    482  104%    2,600       -    -      3,482    3,257     7%
  Fees and other income                   1,411    967    46%     375    626  -40%      160     988  -84%     1,946    2,581   -25%
                                         --------------------   ------------------   --------------------   ------------------------
    Total non-interest income             4,193  5,739   -27%   3,924  3,260   20%    4,880   2,519   94%    12,997   11,518    13%

Non-Interest Expenses:
  Salaries and employee benefits          4,903  4,391    12%   5,087  3,885   31%    4,784   3,274   46%    14,774   11,550    28%
  Occupancy                                 576    440    31%     513    291   76%      595     316   88%     1,684    1,047    61%
  Data processing                           239    338   -29%     231    263  -12%      405     217   87%       875      818     7%
  Furniture, fixtures and equipment         556    389    43%     560    394   42%      468     259   81%     1,584    1,042    52%
  Loan and real estate owned expenses, net  328    188    74%     270    130  108%      231     127   82%       829      445    86%
  Professional services                     500    539    -7%     524    397   32%      615     366   68%     1,639    1,302    26%
  Capital securites expense                 537    399    35%     399    399    0%      399     398    0%     1,335    1,196    12%
  Other                                   1,538  2,432   -37%   1,558  1,501    4%    1,697   1,256   35%     4,793    5,189    -8%
                                        ---------------------  -------------------   --------------------    -----------------------
    Total non-interest expenses           9,177  9,116     1%   9,142  7,260   26%    9,194   6,213   48%    27,513   22,589    22%
                                        ---------------------  -------------------   --------------------    -----------------------
Income from continuing operations
      before income taxes                 2,578  2,727    -5%   1,538  1,383   11%    2,224   2,072    7%     6,340    6,182     3%
Provision for income tax expense            841    905    -7%     529    447   18%      739     755   -2%     2,109    2,107     0%
                                        ---------------------  -------------------   --------------------    -----------------------
Income from Continuing Operations         1,737  1,822    -5%   1,009    936    8%    1,485   1,317   13%     4,231    4,075     4%

  Gain on sale of discontinued
        operations, net of tax                6      -     -    1,513      -    -         -       -    -      1,519        -     -
  Income from discontinued
        operations, net of tax                9    435   -98%      61    194  -69%       53       6  783%       123      635   -81%
                                        ---------------------  -------------------   --------------------    -----------------------
Net income                               $1,752 $2,257   -22%  $2,583 $1,130  129%   $1,538  $1,323   16%    $5,873   $4,710    25%
                                        =====================  ===================   ====================    =======================


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
QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                         Fourth          Third          Second            First            Year-
                              1999                         Quarter        Quarter         Quarter          Quarter          to-date
                              ----                    ---------------------------------------------------------------     ----------
FTE interest income                                       $14,040         $13,216         $12,781          $12,342          $52,379
Interest expense                                            6,810           6,406           6,134            6,082           25,432
                                                        -----------      ---------       ----------       ----------       ---------

FTE net interest income                                     7,230           6,810           6,647            6,260           26,947
Less: FTE adjustment                                          (64)            (48)            (48)             (45)            (205)
                                                        -----------      ---------       -----------      -----------      ---------
Net Interest Income                                         7,166           6,762           6,599            6,215           26,742

Provision for Losses on Loans                               1,225             658           1,216              449            3,548

Non-Interest Income:
--------------------
  Service charges on deposits                                 584             572             521              420            2,097
  Lease financing fees                                        298             256             401              268            1,223
  Mutual fund, annuity and insurance commissions              902             713             574              480            2,669
  Loan brokerage and advisory fees                            688             522             652              523            2,385
  Gain(loss) from sale of securities                         (125)            (66)              4             (160)            (347)
  Client warrant income                                       931           2,775             482                -            4,188
  Fees and other income                                     2,791             967             626              988            5,372
                                                        -----------      ---------        ----------       ---------        --------
    Total non-interest income                               6,069           5,739           3,260            2,519           17,587

Non-Interest Expenses:
----------------------
  Salaries and employee benefits                            4,300           4,391           3,885            3,274           15,850
  Occupancy                                                   448             440             291              316            1,495
  Data processing                                             353             338             263              217            1,171
  Furniture, fixtures and equipment                           435             389             394              259            1,477
  Loan and real estate owned expenses, net                    275             188             130              127              720
  Professional services                                       641             539             397              366            1,943
  Capital securites expense                                   399             399             399              398            1,595
  Other                                                     2,208           2,432           1,501            1,256            7,397
                                                         ----------      ---------        --------          -------         --------
    Total non-interest expenses                             9,059           9,116           7,260            6,213           31,648


Income from Continuing Operations Before Income Taxes       2,951           2,727           1,383            2,072            9,133
Provision for income tax expense                              994             905             447              755            3,101
                                                         ----------     ----------        ---------         -------         --------
Income from Continuing Operations                           1,957           1,822             936            1,317            6,032

  Gain on sale of discontinued operations, net of tax           -               -               -                -                -
  Income from discontinued operations, net of tax               4             435             194                6              639
                                                         ----------     ----------        ---------         --------        --------
Net Income                                                 $1,961          $2,257          $1,130           $1,323           $6,671
                                                         ==========     ==========        ==========        =========       ========

Other Data:
EPS - Basic income from continuing operations                $0.33          $0.31           $0.16            $0.24            $1.04
EPS - Diluted income from continuing operations              $0.32          $0.30           $0.15            $0.22            $0.99
EPS - Basic                                                  $0.33          $0.39           $0.19            $0.24            $1.15
EPS - Diluted                                                $0.32          $0.37           $0.18            $0.22            $1.09
ROA                                                           1.08%          1.31%           0.68%            0.82%            0.98%
ROE                                                          17.33%         20.73%          10.60%           12.88%           15.47%
Net interest margin (FTE)                                     4.29%          4.24%          4.29%            4.13%            4.24%
Dividends declared on common stock                           $0.05          $0.04           $0.04            $0.04            $0.17
FTE employees                                                  316            292             295              268              316
FTE employees--Continued Operations                            294            278             282              256              294


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
QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                                       Third          Second           First             Year-
                                   2000                                 Quarter         Quarter         Quarter           to-date
                                  ------                              ------------- -------------- ----------------    -------------

FTE interest income                                                     $17,256        $16,418          $15,299          $48,973
Interest expense                                                          9,091          8,400            7,615           25,106
                                                                      ----------      ----------       ----------       ----------

FTE net interest income                                                   8,165          8,018            7,684           23,867
Less: FTE adjustment                                                        (86)           (87)             (88)            (261)
                                                                      ----------       ----------       ----------       ----------
Net Interest Income                                                       8,079          7,931            7,596           23,606
-------------------
Provision for Losses on Loans                                               517          1,175            1,058            2,750

Non-Interest Income:
  Service charges on deposits                                               493            687              542            1,722
  Lease financing fees                                                      372            374              290            1,036
  Mutual fund, annuity and insurance commissions                          1,056            960              879            2,895
  Loan brokerage and advisory fees                                          591            541              521            1,653
  Gain(loss) from sale of securities                                        373              2             (112)             263
  Client warrant income (loss)                                             (103)           985            2,600            3,482
  Fees and other income                                                   1,411            375              160            1,946
                                                                      ----------       ----------       ---------         ---------
    Total non-interest income                                             4,193          3,924            4,880           12,997

Non-Interest Expenses:
----------------------
  Salaries and employee benefits                                          4,903          5,087            4,784           14,774
  Occupancy                                                                 576            513              595            1,684
  Data processing                                                           239            231              405              875
  Furniture, fixtures and equipment                                         556            560              468            1,584
  Loan and real estate owned expenses, net                                  328            270              231              829
  Professional services                                                     500            524              615            1,639
  Capital securites expense                                                 537            399              399            1,335
  Other                                                                   1,538          1,558            1,697            4,793
                                                                       ---------       ---------        ---------        ----------
    Total non-interest expenses                                           9,177          9,142            9,194           27,513

Income from Continuing Operations Before Income Taxes                     2,578          1,538            2,224            6,340
Provision for income tax expense                                            841            529              739            2,109
                                                                       ---------       ---------        ---------        ----------
Income from Continuing Operations                                         1,737          1,009            1,485            4,231

  Gain on sale of discontinued operations, net of tax                         6          1,513                -            1,519
  Income from discontinued operations, net of tax                             9             61               53              123
                                                                       ---------       ---------        ---------        ----------
Net Income                                                               $1,752         $2,583           $1,538           $5,873
                                                                       =========       =========        =========        ===========

Other Data:
------------
EPS - Basic income from continuing operations                             $0.30          $0.18            $0.25            $0.73
EPS - Diluted income from continuing operations                           $0.29          $0.17            $0.24            $0.70
EPS - Basic                                                               $0.30          $0.45            $0.26            $1.01
EPS - Diluted                                                             $0.29          $0.43            $0.25            $0.97
ROA                                                                        0.83%          1.27%            0.79%            0.97%
ROE                                                                       14.33%         22.69%           12.81%           16.48%
Net interest margin (FTE)                                                  4.18%          4.25%            4.28%            4.24%
Dividends declared on common stock                                        $0.06          $0.05            $0.04            $0.15
FTE employees                                                               326            319              301              326
FTE employees -- Continued Operations                                       326            319              279              326

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
ASSET QUALITY
(Unaudited)
                                                       2000                                          1999
                                     --------------------------------------     ----------------------------------------------------
($ in thousands)                      Year-     Third     Second     First        Year-       Fourth     Third      Second    First
Allowance for Loan Losses            to-date   Quarter    Quarter   Quarter      to-date      Quarter   Quarter    Quarter   Quarter
                                     -------   -------    -------   -------      -------      -------   -------    -------   -------

Balance at beginning of period       $5,927    $6,527     $5,618    $5,927       $4,490       $5,184    $4,984     $4,854    $4,490
Provision                             2,750       517      1,175     1,058        3,548        1,225       658      1,216       449
Charge-offs                           2,779       704        542     1,533        2,554          638       572      1,184       160
Recoveries                             (615)     (173)      (276)     (166)        (443)        (156)     (114)       (98)      (75)
  Net loan charge-offs                2,164       531        266     1,367        2,111          482       458      1,086        85

Balance at end of period             $6,513    $6,513     $6,527    $5,618       $5,927       $5,927    $5,184     $4,984    $4,854


Allowance as percentage of loans       1.16%     1.16%      1.20%     1.04%        1.18%        1.18%     1.11%      1.09%     1.11%

Net charge-offs/average loans          0.41%     0.10%      0.05%     0.26%        0.46%        0.10%     0.10%      0.24%     0.02%

Allowance as percentage of
   non-performing loans              149.79%   149.79%    162.08%   135.73%      103.96%      103.96%   137.87%    104.36%   110.15%


Non-performing assets
---------------------
Non-accrual loans and leases         $4,348    $4,348     $4,027    $4,139       $5,701       $5,701    $3,760     $4,776    $4,407
Other real estate owned               3,536     3,536      5,692         -           66           66         -          -         -
Total non-performing assets          $7,884    $7,884     $9,719    $4,139       $5,767       $5,767    $3,760     $4,776    $4,407

Non-performing assets to:
  Loans and leases plus OREO           1.41%     1.41%      1.80%     0.77%        1.16%        1.16%     0.81%      1.06%     1.02%
  Total assets                         0.90%     0.90%      1.16%     0.50%        0.75%        0.75%     0.53%      0.72%     0.66%

Loans past due 90 days               $2,015    $2,015     $3,049    $4,569        $2,336      $2,336    $7,282     $5,210    $2,123

Total under-performing loans         $9,899    $9,899    $12,768    $8,708        $8,103      $8,103   $11,042     $9,986    $6,530


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
AVERAGE BALANCE SHEET DATA
(Unaudited)
                                                      2000                                           1999
                                          --------------------------------------  --------------------------------------------------
($ in thousands)                           Third    Second    First     Year-     Fourth      Third     Second      First     Year-
Average balances                          Quarter   Quarter  Quarter   to-date    Quarter    Quarter    Quarter    Quarter   to-date
----------------                          -------   -------  -------   -------    -------    -------    -------    -------   -------
Cash and due from banks
    (Interest-earning)                    $18,630   $22,015  $16,945   $19,127   $18,322    $21,726    $13,326    $16,294   $16,907
Trading securities                              -         -    1,077       351       343          -          -          -        86
Loans,net of unearned discounts:
    Commercial business                   149,579   140,605  130,946   140,366   110,450    105,225    104,634     95,429   103,934
    Commercial mortgage                   166,918   172,716  166,847   168,840   154,760    143,340    133,390    114,799   136,572
    Residential real estate                38,866    41,205   40,686    40,248    42,018     44,109     47,136     49,358    45,656
    Construction loans                     48,936    50,959   59,720    53,229    54,856     52,724     48,784     44,280    50,161
    Consumer                               38,080    36,850   34,853    36,592    33,872     31,274     30,229     28,956    31,083
    Lease financing                        97,348    95,065   88,474    93,629    82,579     77,263     74,213     73,389    76,861
    Loans held for sale                         -         -        -         -         -      9,121      9,175     22,550    10,212
                                          -------   -------  -------   -------   -------    -------    -------    -------   --------
    Total loans                           539,727   537,400  521,526   532,904   478,535   463,056    447,561    428,761    454,479
Investment securities(available for sale)  28,467    30,324   31,429    30,072    21,692     9,936      7,513     17,288     14,617
Investment securities(held to maturity)    35,205    34,874   34,418    34,842    31,488    28,685     28,297     13,843     25,578
Mortgage-backed securities                155,086   134,391  116,534   135,330   117,807   113,832    124,458    139,048    123,786
                                          -------   -------  -------   -------   -------   -------    -------    -------   --------

Earning assets                            777,115   759,004  721,929   752,626   668,187    637,235   621,155    615,234    635,453
Cash and due from banks
  (non-interest bearing)                   17,270    15,146   16,426    16,307    13,119     14,209    15,349     13,770     14,091
Other non-earning assets                   46,102    46,007   40,400    43,897    38,876     34,329    27,618     24,347     31,313
                                         --------  -------- --------  --------  --------   --------  --------   --------   --------

     Total assets                        $840,487  $820,157 $778,775  $812,830  $720,182   $685,773  $664,122   $653,351   $680,857
                                         ========  ======== ========  ========  ========   ========  ========   ========   ========
Deposits:
  Demand                                 $ 70,700  $ 75,546 $ 69,559  $ 71,925  $ 66,247   $ 57,660  $ 54,101   $ 52,049   $ 57,514
  Interest bearing:
    NOW and Supernow accounts              95,516    93,225   83,141    90,612    79,772     79,027    79,942     78,084     79,206
    Money Market Accounts                  37,133    36,234   35,855    36,393    37,053     34,767    34,632     36,142     35,649
    Passbook and Stmt Savings              29,148    30,699   31,452    30,434    31,282     31,857    32,161     31,753     31,763
    Time deposits                         335,111   312,146  306,189   317,797   287,853    256,916   231,197    219,496    248,866
                                         --------  -------- --------  --------  --------   --------  --------   --------   --------
  Total interest bearing deposits         496,908   472,304  456,637   475,236   435,960    402,567   377,932    365,475    395,484
Federal Home Loan Bank borrowings         100,500    98,658   88,126    95,761    88,000     88,000    88,000     88,000     88,000
Other borrowings                           83,085    89,722   84,257    85,710    54,794     61,940    74,642     79,586     67,740
                                         --------  -------- --------  --------  --------   --------  --------   --------   --------

Interest bearing liabilities              680,493   660,684  629,020   656,707   578,754    552,507   540,574    533,061    551,224
Non-interest bearing liabilities           18,636    23,689   17,425    19,600    15,834     17,973    12,234     12,150     14,547
Capital securities                         22,009    14,458   14,453    16,984    14,448     14,443    14,438     14,433     14,441
Total shareholders' equity                 48,649    45,780   48,298    47,614    44,899     43,190    42,775     41,658     43,131
                                         --------  -------- --------  --------  --------   --------  --------   --------   --------

Total Liabilities and
    Stockholders'Equity                  $840,487  $820,157 $778,755  $812,830  $720,182   $685,773  $664,122   $653,351   $680,857

                                         ========  ======== ========  ========  ========   ========  ========   ========   ========

AVERAGE BALANCE SHEET DATA - continued
(Unaudited)
                                                   2000                                                      1999
                                       ----------------------------------------  --------------------------------------------------
                                        Third      Second      First     Year-      Fourth     Third     Second     First    Year-
Average yields and rates               Quarter     Quarter    Quarter   to-date     Quarter   Quarter    Quarter   Quarter  to-date
------------------------               -------     -------    -------   -------     -------   -------    -------   -------  -------
Interest - earning assets
Interest-earning deposits               6.58%        6.34%     5.67%     6.24%       4.83%     5.20%      5.03%     4.80%    5.13%
Investment securities                   6.83%        6.75%     6.37%     6.65%       6.72%     6.25%      6.43%     6.08%    6.34%
Mortgage-backed securities              7.21%        7.37%     7.12%     7.24%       6.92%     6.48%      6.35%     6.20%    6.47%
Single family residential loans         7.78%        7.55%     7.50%     7.61%       7.22%     7.23%      7.34%     7.37%    7.29%
Commercial real estate loans            8.91%        8.87%     8.68%     8.82%       8.61%     8.56%      8.62%     8.67%    8.62%
Construction loans                     11.60%       10.52%    10.23%    10.74%      10.18%    10.05%     10.09%    10.00%   10.09%
Commercial business loans               9.62%        9.14%     8.90%     9.24%       8.51%     8.37%      8.47%     8.77%    8.53%
Lease financing                        11.08%       11.27%    11.35%    11.23%      11.01%    11.28%     11.44%    11.03%   11.19%
Consumer loans                          8.25%        8.08%     7.81%     8.06%       7.82%     7.87%      7.83%     8.00%    7.88%
  Total interest - earning assets       8.83%        8.70%     8.52%     8.69%       8.34%     8.23%      8.25%     8.14%    8.24%

Interest - bearing liabilities
  Interest - bearing deposits
   NOW and SuperNOW                     3.54%        3.34%     3.10%     3.34%       2.91%     2.74%     2.66%      2.77%    2.77%
   Money Market                         3.16%        3.12%     2.98%     3.09%       2.90%     2.81%     2.73%      2.69%    2.79%
   Passbook and Statement Savings       1.77%        1.76%     1.78%     1.77%       1.85%     1.87%     1.90%      1.98%    1.90%
   Time deposits                        5.99%        5.72%     5.47%     5.74%       5.25%     5.19%     5.14%      5.25%    5.21%
  Total interest - bearing deposits     5.06%        4.80%     4.59%     4.82%       4.38%     4.24%     4.12%      4.18%    4.24%
FHLB borrowings                         5.98%        5.85%     5.50%     5.79%       5.62%     5.48%     5.57%      5.33%    5.56%
Other borrowings                        6.05%        5.97%     5.73%     5.91%       5.47%     5.68%     5.53%      5.90%    5.58%
  Total interest - bearing liabilities  5.31%        5.11%     4.87%     5.11%       4.67%     4.60%     4.55%      4.63%    4.61%

Interest Rate Spread                    3.52%        3.59%     3.65%     3.58%       3.67%     3.63%     3.70%      3.51%    3.63%
Net Interest Margin                     4.18%        4.25%     4.28%     4.24%       4.29%     4.24%     4.29%      4.13%    4.24%
Avg Int-earning assets
    to int-bearing liabilities        114.20%      114.88%   114.77%   114.61%     115.45%   115.34%    114.91%   115.42%  115.28%


PERIOD END BALANCE SHEET DATA
(Unaudited)
                                                          2000                                           1999
                                            -----------------------------------      -----------------------------------------------
                                             Third        Second       First          Fourth         Third       Second       First
($ in thousands)                            Quarter      Quarter      Quarter         Quarter       Quarter      Quarter     Quarter
                                            -------      -------      -------         -------       -------      -------     -------
Assets
------
Cash and due from bank(interest bearing)    $16,380      $18,658     $19,668          $27,545       $16,460      $11,743     $22,248
Loans and lease(net)                        555,630      535,354     535,084          497,738       461,601      451,967     431,113
Investment securities:
  Held-to-maturity:
    Book                                     35,382       35,103      34,578           34,309        28,721       28,459      18,747
    Market                                   32,031       33,440      33,151           32,914        27,660       27,963      18,926
  Available-for-sale                         27,558       28,830      32,167           30,632        24,493        7,165      17,366
Mortgage-backed securities                  175,960      152,779     135,162          118,886       119,926      117,629     130,132
                                            -------      -------     -------          -------       -------      -------     -------
Earning assets                              810,910      770,724     756,659          709,110       651,201      616,963     619,606
Cash and due from bank(non-interest bearing) 18,076       16,926      18,687           15,648        13,356       14,113      15,663
Other non-earning assets                     49,308       51,659      46,101           42,995        39,155       34,861      31,668
Net assets of discontinued operations             -            -       1,164            1,188         1,582        1,008         630
                                            -------      -------     -------          -------       -------      -------     -------
Total assets                               $878,294     $839,309    $822,611         $768,941      $705,294     $666,945    $667,567
                                           ========     ========    ========         ========      ========     ========    ========

Liabilities and shareholders' equity
------------------------------------
Deposits:
  Demand                                    $77,558      $79,213    $80,230           $65,305       $56,516      $57,201     $57,226
  Interest bearing                          512,087      491,120    467,410           456,134       435,040      387,927     377,644
                                            -------      -------    -------          --------      --------     --------    --------
    Total deposits                          589,645      570,333    547,640           521,439       491,556      445,128     434,870
Federal Home Loan Bank borrowings           100,500      100,500     88,000            88,000        88,000       88,000      88,000
Other borrowings                             91,689       90,630     91,111            74,767        53,349       66,160      77,344
                                            -------      -------    -------          --------       -------      -------     -------

Interest bearing liabilities                781,834      761,463    726,751           684,206       632,905      599,288     600,214
Other Liabilities                            27,912       16,590     35,011            22,475        13,638       10,475      11,265
                                            -------      -------    -------          --------      --------      -------     -------
Total liabilities                           809,746      778,053    761,762           706,681       646,543      609,763     611,479
Capital Securities                           20,225       14,461     14,456            14,451        14,446       14,436      14,411
Total shareholders' equity                   48,323       46,795     46,393            47,809        44,305       42,746      41,677
                                            -------     --------   --------          --------      --------      -------     -------
Total Liabilities, cap sec, and equity     $878,294     $839,309   $822,611          $768,941      $705,294     $666,945    $667,567
                                           ========     ========   ========          ========      ========     ========    ========

Other selected balances
-----------------------
Intangible assets - Goodwill                  5,377        5,499      5,832             4,914        5,090         5,190       5,053
Amount included in shareholders' equity
  for net unrealized gains on investments
  available-for-sale                        (3,330)       (3,749)    (2,023)            1,234       (1,557)      (1,896)       (871)

Capital Data
(Unaudited)
                                                    2000                                            1999
                                  -------------------------------------------   ----------------------------------------------------
                                   Third      Second      First       Year-     Fourth      Third      Second       First     Year-
                                  Quarter     Quarter    Quarter     to-date    Quarter    Quarter     Quarter     Quarter   to-date
                                  -------------------------------------------   ----------------------------------------------------
Per common share
-----------------
Shares outstanding:
    Average-basic                5,801,653  5,795,006   5,846,695  5,814,405  5,851,322  5,905,692  5,729,985   5,621,123  5,778,014
    Average-diluted              6,018,424  6,003,123   6,060,489  6,027,094  6,078,120  6,148,394  6,126,035   6,043,260  6,100,161
    Period-end                   5,773,706  5,798,495   5,813,995  5,773,706  5,788,605  5,870,869  5,929,042   5,668,471  5,788,605
Book value                           $8.37      $8.07       $7.98      $8.37      $8.26      $7.18      $7.21       $7.35      $8.26
Tangible Book Value                  $7.44      $7.12       $6.98      $7.44      $7.41      $6.32      $6.33       $6.46      $7.41
Price:
    High                         12 79/128 11   27/32  12  67/256  12 79/128  12 79/128   14 11/32 15 165/256  14  51/128 15 165/256
    Low                          11   3/16 10  15/128  10 107/256  10 15/128  11  35/64   12 5/256 12 237/256  10 113/128 10 113/128
    Close                        11    1/4 11 201/256  10 107/256  11    1/4  12  3/128   12   1/2  13  17/64  13  39/256 12   3/128


Capital ratios
--------------
($ in thousands)
Risk-based capital:
   Tier 1 capital                  $55,182     $53,125   $50,282     $55,182    $47,112    $44,414    $42,798    $41,467     $47,112
     % risk adjusted assets           9.23%       9.22%     9.05%       9.23%      8.90%      9.10%      8.96%      9.08%      8.90%
  Total capital                    $61,678     $59,633   $55,873     $61,678    $53,006    $49,584    $47,767    $46,279     $53,006
     % risk adjusted assets          10.32%      10.35%    10.06%      10.32%     10.01%     10.15%     10.00%     10.13%     10.01%
Tier 1 leverage ratio                 6.42%       6.42%     6.22%       6.42%      6.30%      6.44%      6.58%      6.37%      6.30%
Average shareholders' equity to
   total average assets               5.79%      5.58%      6.20%       5.86%      6.23%     6.30%      6.44%       6.37%      6.33%
